ABN·AMRO

ABN Amro Bank N.V.
OTC Derivative Operations
199 Bishopsgate, London
EC2M 3XW
United Kingdom
Tel:+44 20 7678 8000
Fax:+44 20 7857 9428/30

DATE: February 23, 2007

TO: Supplemental Interest Trust,
Greenpoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR1
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM: ABN AMRO BANK N.V.
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
(**"Party A"**)

RE: Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of February 28, 2007, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms	
Trade Date:	February 23, 2007
Effective Date:	March 25, 2007
Termination Date:	April 25, 2011, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A
Fixed Amounts:	
Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on April 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.
Fixed Rate	See Amortization Schedule, Schedule A
Fixed Rate Day Count Fraction:	Actual/360
Floating Amounts:	
Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on April 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day	Actual/360

Count Fraction:	
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Day:	Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed.
Floating Rate Payer Upfront Payment:	$2,035,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to February 28, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2. <u>Procedural Terms:</u>

Calculation Agent:	Party A
<u>Offices:</u>	The Office of Party A for the Swap Transaction is New York
<u>Account Details:</u>	
Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. /661001036741 Ref. DCM:
Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: GPMF 07-AR1 Attn: J. Byrnes
Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5624 Acct Name: Lehman Brothers Inc. Ref: GPMF 07-AR1 Attn: Frank Affronti

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V to the attention of Derivatives Documentation Unit:

Fax Number :0044 207 8579428/9430
Telephone Number :0044 207 6783311/3196

Yours faithfully,

By:--- By:---
ABN AMRO Bank N V

Name: Robert Furlong
Title: Authorised Signature

Name: Stuart Ware-Lane
Title: Authorised Signature

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Greenpoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR1
By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:______________________________
Name: James H. Byrnes
Title: Vice President

SCHEDULE A to the Confirmation dated as of February 28, 2007,
Re: Reference Number 5284085
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and including	To but excluding	Notional Amount (USD)	Fixed Rate (%)
3/25/2007	4/25/2007	637,556,119.40	5.44472
4/25/2007	5/25/2007	620,443,936.03	5.44872
5/25/2007	6/25/2007	603,796,380.07	5.44461
6/25/2007	7/25/2007	587,600,699.81	5.44574
7/25/2007	8/25/2007	571,844,496.96	5.43127
8/25/2007	9/25/2007	556,515,716.74	5.40578
9/25/2007	10/25/2007	541,602,638.31	5.37144
10/25/2007	11/25/2007	527,093,865.43	5.32735
11/25/2007	12/25/2007	512,978,317.38	5.28650
12/25/2007	1/25/2008	499,245,220.17	5.23566
1/25/2008	2/25/2008	485,884,097.93	5.19142
2/25/2008	3/25/2008	472,884,764.63	5.15401
3/25/2008	4/25/2008	460,237,315.98	5.12009
4/25/2008	5/25/2008	447,932,121.55	5.09594
5/25/2008	6/25/2008	435,959,817.15	5.07230
6/25/2008	7/25/2008	424,311,297.38	5.05412
7/25/2008	8/25/2008	412,977,708.44	5.04133
8/25/2008	9/25/2008	401,950,441.07	5.02669
9/25/2008	10/25/2008	391,221,123.81	5.01176
10/25/2008	11/25/2008	380,781,616.29	5.00226
11/25/2008	12/25/2008	370,624,002.84	4.99424
12/25/2008	1/25/2009	360,740,586.22	4.98660
1/25/2009	2/25/2009	351,123,881.53	4.98712
2/25/2009	3/25/2009	341,766,610.29	4.98949
3/25/2009	4/25/2009	332,661,694.74	4.99066
4/25/2009	5/25/2009	323,802,252.18	4.99549
5/25/2009	6/25/2009	315,181,589.61	5.00155
6/25/2009	7/25/2009	306,793,198.43	5.00716
7/25/2009	8/25/2009	298,630,749.27	5.01301
8/25/2009	9/25/2009	290,688,087.09	5.01899
9/25/2009	10/25/2009	282,959,226.26	5.02483
10/25/2009	11/25/2009	275,436,105.28	5.03078
11/25/2009	12/25/2009	268,107,226.63	5.03666
12/25/2009	1/25/2010	125,277,102.85	5.04273
1/25/2010	2/25/2010	121,720,142.17	5.04875
2/25/2010	3/25/2010	118,155,931.32	5.05478
3/25/2010	4/25/2010	114,695,672.20	5.06048
4/25/2010	5/25/2010	111,336,748.61	5.06630
5/25/2010	6/25/2010	108,076,192.88	5.07234
6/25/2010	7/25/2010	104,911,124.25	5.07811
7/25/2010	8/25/2010	101,838,746.33	5.08406
8/25/2010	9/25/2010	98,856,344.63	5.09008
9/25/2010	10/25/2010	95,961,284.15	5.09602
10/25/2010	11/25/2010	93,151,007.05	5.10207
11/25/2010	12/25/2010	90,423,030.40	5.10811
12/25/2010	1/25/2011	87,774,944.00	5.11417
1/25/2011	2/25/2011	85,204,408.21	5.12026
2/25/2011	3/25/2011	82,709,151.92	5.12666
3/25/2011	4/25/2011	80,286,970.54	5.13317